Exhibit 99.2

First Quarter 2019

Supplemental

Plymouth Industrial REIT, Inc.
Table of Contents

Introduction
Management, Board of Directors & Investor Contacts	2
Executive Summary	3
Transaction Activity Since IPO	4
Capitalization Analysis	5
2019 Guidance	6
Financial Information
Consolidated Balance Sheets (unaudited)	7
Consolidated Statements of Operations - GAAP (unaudited)	8
Same Store Net Operating Income (NOI)	9
NOI	10
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	11
Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)	12
Debt Overview	13
Operational & Portfolio Information
Property Overview - Square Feet & Occupancy	14
Market Summary	16
Leasing Activity	17
Lease Expiration Schedule	18
Appendix
Glossary	19

Forward looking statements: This supplemental package contains forward-looking statements within the meaning of the U.S. federal securities laws. We make statements in this supplemental package that are forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. Our forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by our forward-looking statements are reasonable, we can give no assurance that our plans, intentions, expectations, strategies or prospects will be attained or achieved and you should not place undue reliance on these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and may be affected by a variety of risks and factors. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Definitions and reconciliations: For definitions of certain terms used throughout this supplemental, including certain non-GAAP financial measures, see the Glossary on page 19. For reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures, see pages 10-12.

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Management, Board of Directors & Investor Contacts

Corporate	Ohio Regional Office	Florida Regional Office

260 Franklin Street, Suite 700	629 North High Street	5210 Belfort Road
Boston, Massachusetts 02110	4th Floor, Office 25	Suite 130
617.340.3814	Columbus, Ohio 43215	Jacksonville, Florida 32256
www.plymouthreit.com

Executive and Senior Management

Jeffrey E. Witherell	Pendleton P. White, Jr.	Daniel C. Wright
Chief Executive Officer	President and Chief Investment	Executive Vice President
and Chairman	Officer	and Chief Financial Officer

Board of Directors

Martin Barber	Philip S. Cottone	Richard J. DeAgazio
Independent Director	Independent Director	Independent Director

David G. Gaw	Pendleton P. White, Jr.	Jeffery E. Witherell
Independent Director	President and Chief Investment	Chief Executive Officer
	Officer	and Chairman

Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
212.509.4000

Investor Relations

Tripp Sullivan
SCR Partners
615.760.1104
IR@plymouthREI.com

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Executive Summary

Company overview: Plymouth Industrial REIT, Inc. (NYSE American: PLYM) is a vertically integrated and self-managed real estate investment trust focused on the acquisition and operation of single and multi-tenant industrial properties located in secondary and select primary markets across the United States. The Company seeks to acquire properties that provide income and growth that enable the Company to leverage its real estate operating expertise to enhance shareholder value through active asset management, prudent property re-positioning and disciplined capital deployment.

Unaudited
As of March 31, 2019
Select Portfolio Statistics

Number of Properties				56
Square Footage				12,051,058
Occupancy				94.5%
Weighted Average Lease Term Remaining - years				3.2

Balance Sheet ($ in thousands)

Cash, Cash Held in Escrow and Restricted Cash				$ 14,121
Gross Assets				$ 544,336
Total Debt				$ 326,126
Net Debt (Total Debt less Cash, Cash Held in Escrow and Restricted Cash)				$ 312,005
Net Debt / Gross Assets				57.3%

	Three months ended March 31,		Year ended December 31,
Operating results ($ in thousands)	2019	2018	2018	2017

Total Revenues	$ 16,662	$ 11,879	$ 49,217	$ 24,818
Net Operating Income	$ 10,400	$ 6,977	$ 31,234	$ 16,610

2018 & Q1 2019 Capital Activity ($ in thousands)

Increased secured line of credit agreement with KeyBank National			3/8/2018	$ 45,000
Secured 10 year term loan with Minnesota Insurance			4/30/2018	$ 21,500
Secured term loan with KeyBank			5/23/2018	$ 35,700
Repaid Torchlight Mezzanine Loan			5/24/2018	$ (35,000)
Secured 10 year term loan with Transamerica Life Insurance Company			7/10/2018	$ 78,000
Repaid MWG Portfolio Loan			7/10/2018	$ (79,800)
Issued 1,262,833 common shares @ $15.60 per share			Q3 2018	$ 19,700
Paid down KeyBank Term Loan			Q3 2018	$ (4,530)
Issued 626,011 of operating units as part of the Fisher Park acquisition			10/15/2018	$ 10,642
Assumption of mortgage debt as part of the Fisher Park acquisition			10/15/2018	$ 13,907
Issued 4,411,764 shares of Series B Preferred Stock			12/14/2018	$ 75,000
Repaid balance of KeyBank Term Loan			12/14/2018	$ (31,170)
Secured KeyBank Bridge Loan - Jacksonville acquisition			12/14/2018	$ 63,115
Partial pay down Transamerica Term Loan - disposition of 525 Marquette			12/19/2018	$ (3,380)
Secured 7 year term loan with Allianz Life Insurance Company			3/21/2019	$ 63,115
Repaid KeyBank Bridge Loan			3/21/2019	$ (63,115)
Issued 278,302 shares of common shares @ average of $16.63 per share			Q1 2019	$ 4,628
Issued 147,017 shares of common shares @ average of $16.79 per share			4/1/19 - 4/18/19	$ 2,469

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Transaction Activity Since IPO

Unaudited ($ in thousands) (at 3/31/2019)

Acquisitions
Location	Acquisition Date	# of Properties	Purchase Price (1)	Square Footage	Projected Initial Yield
Chicago, IL	1/5/2019	1	$ 5,425	73,785	8.9%
Jacksonville, FL	12/14/2018	3	97,100	1,133,516	8.4%
Cincinnati, OH	10/15/2018	1	24,800	1,100,000	8.5%
Cleveland, OH	9/27/2018	1	27,000	400,184	7.6%
Elgin/Arlington Heights, IL	4/9/2018	2	15,675	269,999	8.0%
Elgin, IL	12/22/2017	1	4,050	75,000	9.7%
Atlanta. GA	12/21/2017	3	11,425	330,361	8.3%
Multiple	11/30/2017	15	99,750	3,027,987	8.1%
Memphis, TN	9/8/2017	1	3,700	131,904	8.6%
Memphis, TN	8/16/2017	1	7,825	235,000	10.5%
Columbus, OH	8/16/2017	1	3,700	121,440	9.0%
Indianapolis, IN	8/11/2017	2	16,875	606,871	8.5%
Southbend, IN	7/20/2017	5	26,000	667,000	8.5%

Total - Acquisitions		37	$ 343,325	8,173,047

Subsequent Acquisitions
Location	Acquisition Date	# of Properties	Purchase Price (1)	Square Footage	Projected Initial Yield
Indianapolis, IN	5/8/19 (2)	1	$ 17,100	484,879	7.7%

Dispositions
Location	Disposition Date	# of Properties	Sale Price	Square Footage	Yield
Milwaukee, WI	12/19/2018	1	$ 5,300	112,144	6.5%

(1) Represents total direct consideration paid rather than GAAP cost basis.
(2) On May 8, 2019, the Company entered into a purchase and sales agreement to acquire the single property in Indianapolis, IN. The acquisition is expected to close, subject to customary closing conditions, by the end of the second quarter of 2019.

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Capitalization Analysis

Unaudited (in thousands except for per-share data and percentages)

	Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018

Common Stock Data

Weighted-Average Shares Outstanding - Basic	4,728	4,696	4,351	3,400	3,647
Weighted-Average Shares Outstanding - Diluted	4,728	4,696	4,351	3,400	3,647
High Closing Price	$ 16.98	$ 15.59	$ 16.41	$ 17.91	$ 18.52
Low Closing Price	$ 13.16	$ 11.45	$ 14.63	$ 15.09	$ 16.25
Average Closing Price	$ 15.58	$ 13.25	$ 15.72	$ 16.99	$ 17.46
Closing Price (as of period end)	$ 16.82	$ 12.61	$ 15.50	$ 16.00	$ 17.18
Dividends / Share (annualized) (1)	$ 1.50	$ 1.50	$ 1.50	$ 1.50	$ 1.50
Dividend Yield (annualized) (2)	8.9%	11.9%	9.7%	9.4%	8.7%
Common Shares Outstanding (2)	5,129	4,822	4,822	3,556	3,556
Market Value of Common Shares (2)	$ 86,270	$ 60,804	$ 74,739	$ 56,896	$ 61,092
Total Market Capitalization (2) (3)	$ 412,396	$ 382,462	$ 360,959	$ 333,046	$ 314,217

Equity Research Coverage (4)

D.A. Davidson & Co.	Sandler O'Neill & Partners	Wedbush Securities
Barry Oxford	Alexander Goldfarb	Henry Coffey
646.885.5423	212.466.7937	212.833.1382

Investor Conference Call and Webcast:
The Company will hold a conference call and live audio webcast, both open for the general public to hear, on May 9, 2019 at 1:00 p.m. Eastern Time. The number to call for this interactive teleconference is (412) 717-9587. A replay of the call will be available through May 16, 2019 by dialing (412) 317-0088 and entering the replay access code, 10130803.
(1) Based on annualized dividend declared for the quarter.
(2) Based on closing price and ending shares for the last trading day of the quarter.
(3) Market value of shares plus total debt as of quarter end.
(4) The analysts listed provide research coverage on the Company. Any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts by the Company or its management. The Company does not by reference above imply its endorsement of or concurrence with such information, conclusions or recommendations.

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
2019 Guidance

Unaudited (in thousands, except per-share amounts)

	Full Year 2019 Range
	Low	High

Net loss	$ (1.81)	$ (1.78)

Depreciation and amortization	5.30	5.30
Preferred stock dividends	(1.01)	(1.01)
FFO attributable to common stockholders and unit holders	$ 2.48	$ 2.51

Deferred finance fee amortization	0.19	0.19
Stock compensation	0.16	0.16
Change in fair value of warrant derivative	0.01	0.02
Straight line rent	(0.08)	(0.09)
Above/below market lease rents	(0.21)	(0.23)
Recurring capital expenditures	(0.60)	(0.56)
AFFO attributable to common stockholders and unit holders	$ 1.95	$ 2.00

Weighted average common shares and units outstanding	6,220	6,220

2019 Guidance Assumptions	Low	High

Total revenues	$ 66,900	$ 67,500
Net operating income	$ 43,800	$ 44,100
EBITDA	$ 36,600	$ 37,100
General and administrative expenses	$ 7,300	$ 7,000
Recurring capital expenditures	$ 3,700	$ 3,500
Same-store portfolio occupancy	95%	96%

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Consolidated Balance Sheets (unaudited)

(in thousands)

	3/31/19	12/31/18 (1)	9/30/2018	6/30/2018	3/31/2018
Assets:
Real estate properties:
Land	$ 93,495	$ 92,628	$ 66,563	$ 63,688	$ 59,799
Building and improvements	365,438	359,982	280,502	257,175	244,428
Less accumulated depreciation	(46,438)	(41,279)	(36,830)	(32,809)	(28,828)

Total real estate properties, net	$ 412,495	$ 411,331	$ 310,235	$ 288,054	$ 275,399

Cash, cash held in escrow and restricted cash	14,121	14,961	11,557	12,128	13,097
Deferred lease intangibles, net	35,339	37,940	25,057	25,020	25,297
Other assets	11,551	5,931	6,409	7,430	5,284

Total assets	$ 473,506	$ 470,163	$ 353,258	$ 332,632	$ 319,077

Liabilities:
Debt, net	$ 320,799	$ 317,180	$ 280,760	$ 270,597	$ 247,753
Deferred interest	-	-	-	-	1,575
Accounts payable, accrued expenses and other liabilities	24,870	21,996	17,101	16,864	15,174
Deferred lease intangibles, net	6,595	7,067	6,439	6,657	6,261

Total liabilities	$ 352,264	$ 346,243	$ 304,300	$ 294,118	$ 270,763

Preferred Stock - Series A	$ 48,868	$ 48,868	$ 48,868	$ 48,868	$ 48,878
Preferred Stock - Series B	$ 74,092	$ 72,192	$ —	$ —	$ —

Equity (deficit):
Common stock	$ 51	$ 49	$ 49	$ 36	$ 36
Additional paid in capital	125,739	126,327	129,392	114,085	116,183
Accumulated deficit	(140,929)	(137,983)	(134,283)	(129,982)	(123,277)
Total stockholders' equity	(15,139)	(11,607)	(4,842)	(15,861)	(7,058)
Non-controlling interest	13,421	14,467	4,932	5,507	6,494

Total equity (deficit)	$ (1,718)	$ 2,860	$ 90	$ (10,354)	$ (564)

Total liabilities, preferred stock and equity (deficit)	$ 473,506	$ 470,163	$ 353,258	$ 332,632	$ 319,077

(1) Audited consolidated financial statements and notes for the year ended December 31, 2018 is available within our 2018 Annual Report on Form 10-K.

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Consolidated Statements of Operations - GAAP (unaudited)

(in thousands, except per-share amounts)

	Three Months Ended
	3/31/19	12/31/18 (1)	9/30/2018	6/30/2018	3/31/2018
Revenues:
Rental revenue	$ 12,729	$ 10,387	$ 8,742	$ 9,019	$ 8,483
Tenant recoveries	3,933	3,242	2,906	2,957	2,946
Other revenue	-	8	5	71	450

Total revenues	$ 16,662	$ 13,637	$ 11,653	$ 12,047	$ 11,879

Operating expenses:
Property	6,262	4,860	4,349	3,787	4,452
Depreciation and amortization	8,432	7,553	6,249	6,444	6,542
General and administrative	1,725	1,733	1,394	1,533	1,373

Total operating expenses	$ 16,419	$ 14,146	$ 11,992	$ 11,764	$ 12,367

Operating income (loss)	$ 243	$ (509)	$ (339)	$ 283	$ (488)

Other income (expense):
Gain on sale of real estate	—	1,004	—	—	—
Interest expense	(3,842)	(3,957)	(3,575)	(4,216)	(3,985)
Loss on extinguishment of debt	—	(988)	(804)	(3,601)	—

Total other income (expense)	$ (3,842)	$ (3,941)	$ (4,379)	$ (7,817)	$ (3,985)

Net loss	$ (3,599)	$ (4,450)	$ (4,718)	$ (7,534)	$ (4,473)

Less: Loss attributable to non-controlling interest	(653)	(750)	(417)	(829)	(463)

Net loss attributable to Plymouth Industrial REIT, Inc.	$ (2,946)	$ (3,700)	$ (4,301)	$ (6,705)	$ (4,010)

Less: Preferred stock dividends	1,566	1,072	956	956	956
Less: Series B Preferred stock accretion to redemption value	1,900	359	—	—	—
Less: amount allocated to participating securities	57	46	48	46	61

Net loss attributable to common stockholders	$ (6,469)	$ (5,177)	$ (5,305)	$ (7,707)	$ (5,027)

Net loss per share attributable to common stockholders - basic and diluted	$ (1.37)	$ (1.10)	$ (1.22)	$ (2.27)	$ (1.38)

Weighted-average common shares outstanding - basic and diluted	4,728	4,696	4,351	3,400	3,647

(1) Audited consolidated financial statements and notes for the year ended December 31, 2018 is available within our 2018 Annual Report on Form 10-K.

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Same Store Net Operating Income (NOI)

Trailing five quarter same store NOI	Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Same store properties	48	48	48	48	48

Revenues:
Rental revenue	$ 8,589	$ 8,286	$ 8,255	$ 8,579	$ 8,384
Tenant recoveries	2,836	2,878	2,880	2,935	2,930
Total operating revenues	$ 11,425	$ 11,164	$ 11,135	$ 11,514	$ 11,314

Property expenses	$ 4,664	$ 4,342	$ 4,165	$ 3,591	$ 4,424

Same store net operating income	$ 6,761	$ 6,822	$ 6,970	$ 7,923	$ 6,890

Trailing two quarter same store NOI	Three Months Ended
	3/31/2019	12/31/2018
Same store properties	51	51

Revenues:
Rental revenue	$ 9,536	$ 9,234
Tenant recoveries	2,986	3,025
Total operating revenues	$ 12,522	$ 12,259

Property expenses	$ 4,895	$ 4,588

Same store net operating income	$ 7,627	$ 7,671

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
NOI

Unaudited (in thousands)

	Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018

Net loss	$ (3,599)	$ (4,450)	$ (4,718)	$ (7,534)	$ (4,473)

General and administrative	1,725	1,733	1,394	1,533	1,373
Depreciation and amortization	8,432	7,553	6,249	6,444	6,542
Interest expense	3,842	3,957	3,575	4,216	3,985
Loss on extinguishment of debt	—	988	804	3,601	—
Gain on sale of real estate	—	(1,004)	—	—	—
Other expense (income)	—	(8)	(5)	(71)	(450)

Net Operating Income	$ 10,400	$ 8,769	$ 7,299	$ 8,189	$ 6,977

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

Unaudited (in thousands)

	Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018

Net loss	$ (3,599)	$ (4,450)	$ (4,718)	$ (7,534)	$ (4,473)

Depreciation and amortization	8,432	7,553	6,249	6,444	6,542
Interest expense	3,842	3,957	3,575	4,216	3,985
Gain on sale of real estate	—	(1,004)	—	—	—
Loss on extinguishment of debt	—	988	804	3,601	—

EBITDA	$ 8,675	$ 7,044	$ 5,910	$ 6,727	$ 6,054

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018

Net loss	$ (3,599)	$ (4,450)	$ (4,718)	$ (7,534)	$ (4,473)

Depreciation and amortization	8,432	7,553	6,249	6,444	6,542
Loss on extinguishment of debt	—	988	804	3,601	—
Gain on sale of real estate	—	(1,004)	—	—	—

FFO	$ 4,833	$ 3,087	$ 2,335	$ 2,511	$ 2,069

Preferred stock dividends	(1,566)	(1,072)	(956)	(956)	(956)
FFO attributable to common stockholders and unit holders	$ 3,267	$ 2,015	$ 1,379	$ 1,555	$ 1,113

Deferred finance fee amortization	235	290	338	466	386
Non-cash interest expense	(31)	14	(164)	560	247
Stock compensation	288	203	203	200	200
Change in fair value of warrant derivative	79	—	—	—	—
Straight line rent	(258)	(71)	(107)	(461)	(357)
Above/below market lease rents	(341)	(340)	(247)	(306)	(411)
Recurring capital expenditures (1)	(559)	(767)	(598)	(349)	(992)
AFFO	$ 2,680	$ 1,344	$ 804	$ 1,665	$ 186

Weighted average common shares and units outstanding	5,917	5,774	4,898	3,977	4,232

FFO attributable to common stockholders and unit holders per share	$ 0.55	$ 0.35	$ 0.28	$ 0.39	$ 0.26

AFFO attributable to common stockholders and unit holders per share	$ 0.45	$ 0.23	$ 0.16	$ 0.42	$ 0.04

(1) Excludes non-recurring capital expenditures of $1,053, $777, $576, $874 and $373 for the three months ending March 31, 2019, December 31, September 30, June 30 and March 31, 2018, respectively.

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Debt Overview

Unaudited ($ in thousands) at 3/31/2019
Debt Instrument - Secured Facility	Maturity	Rate	Rate Type	Properties Encumbered	Balance	% of Total Debt
$45.0 million line of credit	August-20	5.49%(1)	Floating	8	$ 33,072	10.1%
$120.0 million AIG Loan	October-23	4.08%	Fixed	20	$ 120,000	36.8%
$21.5 million Minnesota Life Loan	May-28	3.78%	Fixed	7	$ 21,500	6.6%
$78.0 million Transamerica Loan	August-28	4.35%	Fixed	17	$ 74,620	22.9%
$13.9 million Fisher Park Mortgage	January-27	5.23%	Fixed	1	$ 13,819	4.2%
$63.1 million Allianz Loan	April-26	4.07%	Fixed	3	$ 63,115	19.4%
				56	$ 326,126	100.0%

Fixed Debt ($ in thousands) at 3/31/2019
Total fixed debt			$ 293,054
Weighted average interest rate of fixed debt			4.18%

Balance Sheet ($ in thousands) at 3/31/2019
Cash			$ 14,121
Gross Assets (2)			$ 544,336
Total Debt			$ 326,126
Net Debt			$ 312,005

(1) Interest rate paid for the month of March 31, 2019. Borrowings under the Line of Credit Agreement bear interest at either (1) the base rate (determined from the highest of (a) KeyBank’s prime rate, (b) the federal funds rate plus 0.50% and (c) the one month LIBOR rate plus 1.0%) or (2) LIBOR, plus, in either case, a spread between 250 and 300 basis points depending on our total leverage ratio.
(2) The carrying amount of total assets plus accumulated depreciation and amortization, as reported in the Company's consolidated financial statements.

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Property Overview - Square Feet & Occupancy

Unaudited ($ in thousands) at 3/31/19

Property	Market	Rentable Square Feet	Leased Square Feet	Occupancy
32 Dart Road	Atlanta	194,800	194,800	100.0%
1665 Dogwood Drive SW	Atlanta	198,000	198,000	100.0%
1715 Dogwood Drive	Atlanta	100,000	100,000	100.0%
11236 Harland Drive	Atlanta	32,361	32,361	100.0%
Subtotal - Atlanta		525,161	525,161	100.0%
11351 W 183rd Street	Chicago	18,768	18,768	100.0%
11601 Central Avenue	Chicago	260,000	260,000	100.0%
13040 South Pulaski Avenue	Chicago	395,466	395,466	100.0%
1355 Holmes Road	Chicago	82,456	82,456	100.0%
13970 West Laurel Drive	Chicago	70,196	70,196	100.0%
1455-1645 Greenleaf Avenue	Chicago	150,000	150,000	100.0%
1600 Fleetwood Drive	Chicago	247,000	247,000	100.0%
1750 South Lincoln Drive	Chicago	499,200	499,200	100.0%
1796 Sherwin Avenue	Chicago	98,879	98,879	100.0%
1875 Holmes Road	Chicago	134,415	134,415	100.0%
189 Seegers Road	Chicago	25,000	25,000	100.0%
2401 Commerce Drive	Chicago	78,574	78,574	100.0%
28160 North Keith Drive	Chicago	77,924	77,924	100.0%
3 West College Drive	Chicago	33,263	33,263	100.0%
3841-3865 Swanson Court	Chicago	99,625	99,625	100.0%
3940 Stern Avenue	Chicago	146,798	146,798	100.0%
440 South McLean	Chicago	74,613	74,613	100.0%
6000 West 73rd Street	Chicago	148,091	148,091	100.0%
6510 West 73rd Street	Chicago	306,552	306,552	100.0%
6558 West 73rd Street	Chicago	301,000	301,000	100.0%
6751 Sayre Avenue	Chicago	242,690	242,690	100.0%
7200 Mason Ave	Chicago	207,345	207,345	100.0%
144 Tower Road	Chicago	73,785	71,709	97.2%
5110 South 6th Street	Milwaukee	58,500	58,500	100.0%
Subtotal - Chicago		3,830,140	3,828,064	99.9%
Mosteller Distribution Center	Cincinnati	358,386	358,386	100.0%
4115 Thunderbird Lane	Cincinnati	70,000	70,000	100.0%
Fisher Industrial Park	Cincinnati	1,071,600	995,684	92.9%
Subtotal - Cincinnati		1,499,986	1,424,070	94.9%
1755 Enterprise Parkway	Cleveland	255,570	235,370	92.1%
30339 Diamond Parkway	Cleveland	400,184	400,184	100.0%
Subtotal - Cleveland		655,754	635,554	96.9%
3500 Southwest Boulevard	Columbus	527,127	527,127	100.0%
3100 Creekside Parkway	Columbus	340,000	-	0.0%
8288 Green Meadows Dr.	Columbus	300,000	300,000	100.0%
8273 Green Meadows Dr.	Columbus	77,271	77,271	100.0%
7001 American Pkwy	Columbus	54,100	54,100	100.0%
2120 - 2138 New World Drive	Columbus	121,200	97,200	80.2%
Subtotal - Columbus		1,419,698	1,055,698	74.4%
3035 North Shadeland Ave	Indianapolis	562,497	510,454	90.7%
3169 North Shadeland Ave	Indianapolis	44,374	41,960	94.6%
5861 W Cleveland Road	South Bend	62,550	62,550	100.0%
West Brick Road	South Bend	101,450	101,450	100.0%
4491 N Mayflower Road	South Bend	77,000	77,000	100.0%
5855 West Carbonmill Road	South Bend	198,000	198,000	100.0%
4955 Ameritech Drive	South Bend	228,000	228,001	100.0%
Subtotal - Indianapolis/South Bend		1,273,871	1,219,415	95.7%
Center Point Business Park	Jacksonville	537,800	504,884	93.9%
Liberty Business Park	Jacksonville	426,916	426,918	100.0%
Salisbury Business Park	Jacksonville	168,800	168,890	100.1%
Subtotal - Jacksonville		1,133,516	1,100,692	97.1%
6005, 6045 & 6075 Shelby Dr.	Memphis	202,303	202,303	100.0%
210 American Dr.	Jackson	638,400	638,400	100.0%
3635 Knight Road	Memphis	131,904	131,904	100.0%
Business Park Drive	Memphis	235,006	134,457	57.2%
Subtotal - Memphis/Jackson		1,207,613	1,107,064	91.7%
7585 Empire Drive	Florence, KY	148,415	148,415	100.0%
56 Milliken Road	Portland, ME	200,625	200,625	100.0%
4 East Stow Road	Marlton, NJ	156,279	139,959	89.6%
Subtotal - Others		505,319	488,999	96.8%
Total - All Properties		12,051,058	11,384,717	94.5%

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Market Summary

Unaudited (SF and $ in thousands) (at 3/31/2019)

Geography	State	Properties	Total Acquisition Cost (1)	Gross Real Estate Assets (2)	% Gross Real Estate Assets
Atlanta	GA	4	$ 17,045	$ 15,891	3.5%
Chicago	IL, WI	24	155,335	145,265	31.7%
Cincinnati	OH	3	39,700	35,655	7.8%
Cleveland	OH	2	42,000	40,201	8.8%
Columbus	OH	6	50,982	48,950	10.7%
Indianapolis/South Bend	IN	7	43,450	38,596	8.4%
Jacksonville	FL	3	97,100	86,248	18.8%
Memphis/Jackson	TN	4	31,608	26,576	5.8%
Other	Various	3	24,000	21,120	4.6%
Total		56	$ 501,220	$ 458,502	100%

Total Acquisition cost by Geography
17,045
155,335
39,700
42,000
50,982
43,450
97,100
31,608
24,000
1 Atlanta
2 Chicago
3 Cincinnati
4 Cleveland
5 Columbus
6 Indianapolis
7 Jacksonville
8 Memphis
9 Other

(1) Total acquisition cost prior to allocations per US GAAP.
(2) The gross book value of real estate assets as of March 31, 2019 excluding $431 in leasehold improvements and assets related to Corporate. Gross book value of real estate assets excludes depreciation and the allocation of the acquisition cost towards intangible asset and liabilities required by US GAAP.

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Leasing Activity

Year	Type	Square Footage	Percent	Expiring Rent	New Rent	% Change	Tenant Improvements $/SF/YR	Lease Commissions $/SF/YR

2017	Renewals	234,679	84.1%	$ 4.25	$ 4.51	6.2%	$ 0.07	$ 0.13
	New Leases	44,268	15.9%	$ 2.16	$ 3.00	38.7%	$ 0.41	$ 0.27
	Total	278,947	100%	$ 3.92	$ 4.27	9.1%	$ 0.13	$ 0.15

2018	Renewals	482,067	33.2%	$ 5.84	$ 5.57	-4.6%	$ 0.24	$ 0.13
	New Leases	969,207	66.8%	$ 2.85	$ 3.31	16.4%	$ 0.39	$ 0.21
	Total	1,451,274	100%	$ 3.84	$ 4.06	5.7%	$ 0.34	$ 0.18

Q1 2019	Renewals	545,684	98.6%	$ 3.18	$ 3.63	14.2%	$ 0.16	$ 0.11
	New Leases	8,000	1.4%	$ 6.30	$ 6.50	3.2%	$ —	$ 0.40
	Total	553,684	100%	$ 3.22	$ 3.67	14.0%	$ 0.16	$ 0.11

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Lease Expiration Schedule

Unaudited ($ in thousands) (at 3/31/2019)

Year	Square Footage	Annualized Base Rent (ABR) (1)	% of ABR Expiring (2)
Available	666,341	$ —	—
2019	917,655	4,155	8.7%
2020	1,937,179	7,692	16.1%
2021	2,904,476	12,201	25.5%
2022	1,351,373	6,385	13.4%
2023	1,194,231	4,451	9.3%
Thereafter	3,079,803	12,942	27.0%
Total	12,051,058	$ 47,826	100%

(1) Annualized base rent is calculated as monthly contracted base rent per the terms of such lease, as of March 31, 2019, multiplied by 12. Excludes rent abatements.
(2) Calculated as annualized base rent set forth in this table divided by total annualized base rent for the Company Portfolio as of March 31, 2019.

1Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Glossary

Non-GAAP Financial Measures Definitions:
Net Operating Income (NOI): We consider net operating income, or NOI, to be an appropriate supplemental measure to net income because it helps both investors and management understand the core operations of our properties. We define NOI as total revenue (including rental revenue, tenant reimbursements, management, leasing and development services revenue and other income) less property-level operating expenses including allocated overhead. NOI excludes depreciation and amortization, general and administrative expenses, impairments, gain/loss on sale of real estate, interest expense, and other non-operating items.
EBITDA: We believe that earnings before interest, taxes, depreciation and amortization, or EBITDA, is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers.
Funds From Operations attributable to common stockholders and unit holders (“FFO”): Funds from operations, or FFO, is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance. We consider FFO to be an appropriate supplemental measure of our operating performance as it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative. We define FFO, consistent with the National Association of Real Estate Investment Trusts, or NAREIT, definition, as net income, computed in accordance with GAAP, excluding gains (or losses) from sales of property, depreciation and amortization of real estate assets, impairment losses, loss on extinguishment of debt and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. Other equity REITs may not calculate FFO as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.

In December 2018, NAREIT issued a white paper restating the definition of FFO. The purpose of the restatement was not to change the fundamental definition of FFO, but to clarify existing NAREIT guidance. The restated definition of FFO is a follows: Net Income (calculated in accordance with GAAP), excluding: (i) Depreciation and amortization related to real estate, (ii) Gains and losses from the sale of certain real estate assets, (iii) Gain and losses from change in control, and (iv) Impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. This restated definition does not give reference to the add back of loss on extinguishment of debt. Commencing on January 1, 2019, we adopted the restated definition of NAREIT FFO on a prospective basis and will exclude the add back of loss on debt extinguishment.
Adjusted Funds From Operations attributable to common stockholders and unit holders (“AFFO”): Adjusted funds from operation, or AFFO, is presented in addition to FFO. AFFO is defined as FFO, excluding certain non-cash operating revenues and expenses, acquisition and transaction related costs for transactions not completed and recurring capitalized expenditures. Recurring capitalized expenditures includes expenditures required to maintain and re-tenant our properties, tenant improvements and leasing commissions. AFFO further adjusts FFO for certain other non-cash items, including the amortization or accretion of above or below market rents included in revenues, straight line rent adjustments, impairment losses, non-cash equity compensation and non-cash interest expense. We believe AFFO provides a useful supplemental measure of our operating performance because it provides a consistent comparison of our operating performance across time periods that is comparable for each type of real estate investment and is consistent with management’s analysis of the operating performance of our properties. As a result, we believe that the use of AFFO, together with the required GAAP presentations, provide a more complete understanding of our operating performance. As with FFO, our reported AFFO may not be comparable to other REITs’ AFFO, should not be used as a measure of our liquidity, and is not indicative of our funds available for our cash needs, including our ability to pay dividends.
Other Definitions:
GAAP: U.S generally accepted accounting principles.

Gross Assets: the carrying amount of total assets plus accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements. For gross assets as of March 31, 2019 the calculation is as follows:

3/31/2019
Total Assets	$473,506
Add back accumulated depreciation	46,438
Add back intangible asset amortization	24,392
Gross assets	$544,336

Non-Recurring Capital Expenditures: Non-recurring capital expenditures include capital expenditures of long lived improvements required to upgrade/replace existing systems or items that previously did not exist.
Occupancy: We define occupany as the percentage of total leasable square footage in which either the sooner of lease term commencement or revenue recognition in accordance to GAAP has commenced as of the close of the reporting period.
Recurring Capital Expenditures: Recurring capitalized expenditures includes capital expenditures required to maintain and re-tenant our properties, tenant improvements and leasing commissions.
Same Store Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly-owned by us for the entire period presented. The trailing 5 quarters same store portfolio includes properties owned as of January 1, 2018, and still owned by us as of March 31, 2019. Therefore, we excluded from our Same Store Portfolio any properties that were acquired or sold during the period from January 1, 2018 through March 31, 2019. The trailing 2 quarters same store portfolio includes properties owned as of October 1, 2018, and still owned by us as of March 31, 2019. Therefore, we excluded from our Same Store Portfolio any properties that were acquired or sold during the period from October 1, 2018 through March 31, 2019. The Company's computation of same store NOI may not be comparable to other REITs.
Weighted average lease term remaining: The average contractual lease term remaining as of the close of the reporting period (in years) weighted by square footage.

1Q 2019 Supplemental